  NYSE: NLSN 1ST QUARTER 2020 EARNINGS Thursday, April 30, 2020 | 8:00 am ET EXHIBIT 99.2

The following discussion includes information that could constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include those set forth below under “2020 Guidance,” those related to the impact of the COVID-19 pandemic on our business, those regarding our plan to spin-off the Company’s Global Connect business as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could,” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the risks related to the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the COVID-19 pandemic on Nielsen’s business, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for US federal income tax purposes (including whether or not an IRS ruling will be obtained), potential dissynergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://ir.nielsen.com, such as our most recent 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. The list of factors is not intended to be exhaustive. Such forward looking statements only speak as of the date of this document, and the Company assumes no obligation to update any written or oral forward-looking statement made by it or on its behalf as a result of new information, future events or other factors, except as required by law. FORWARD-LOOKING STATEMENTS

Business Update Separation Progress Q1 2020 Results Updated 2020 Guidance TODAY’S DISCUSSION

Top priority is safety of our global workforce, their families and our clients Limited number of employees in the field, developing new ways of working to put safety first ~95% of office-based employees working from home Supporting our communities; sharing data with non-profits, academic institutions and governments Continuity of critical business processes through quality, integrity and innovation Working closely with clients to ensure delivery of quality measurement data and analytics Developing innovative solutions for data collection Leveraging digital solutions to virtually engage clients Robust profitability and liquidity through enduring business model Sufficient liquidity and financial flexibility under range of economic recovery scenarios Updating 2020 guidance based on our current assumptions Executing on aggressive cost actions to mitigate revenue pressure based on potential outcomes Continued progress on positioning Global Connect as a standalone public company Initial Form 10 filing set for early May Uncertainty stemming from government shutdowns integral to the process will delay completion of the separation for ~90 days beyond prior November 2020 target Majority of separation-related cash spend to be incurred closer to separation COVID-19 UPDATE: FOCUSING ON THE ESSENTIAL Executing on our key priorities

Media consumption at all-time highs Panel health strong: new solutions for remote panel recruitment & maintenance Leveraging current situation to drive permanent process improvement & efficiencies Prioritizing product roadmaps to focus on the essential Currency depends on independent and trusted measurement Essential data to enable clients to evaluate and respond to emerging trends Helping inform clients’ business decisions globally Underpinned by long-term relationships, with ~80% of revenue under contract MEDIA: ESSENTIAL PROVIDER OF MEASUREMENT AND ANALYTICS Pandemic accelerating shifts in consumer behavior, fragmentation Validates Nielsen’s investment in measuring all platforms Marketers understanding and engaging with consumers in new ways Accelerating innovation and digital transformation Economic challenges reinforcing criticality of Nielsen measurement & data

CONNECT: SERVING ESSENTIAL INDUSTRIES IN CRITICAL TIMES

Underpinned by long-term relationships, with ~60% of revenue under contract

Essential global retailers and their supply chains continue to operate	Delivering continuous and reliable modern trade retailer sales information	Accelerating innovation and agility in response to the COVID-19 pandemic
• Pandemic-driven shifts in consumer purchase behavior underscores need for retailer analytics & total consumer measurement • Leading global ecommerce measurement provider in 30+ markets	• Nielsen Connect cloud platform: access and collaboration anytime, anywhere (2x higher usage versus January) • Stable data production and delivery through operational superhubs	• Employing new data collection and ad hoc work methodologies in traditional trade emerging markets • Accelerating transformation with operational efficiencies and automation

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COVID-19 PANDEMIC SCENARIO PREPAREDNESS

Preparing for range of potential scenarios

RECOVERY BEGINS IN Q3

Deep cuts in Q2 beginning to subside in Q3

Faster return to sustainable operations

- Client spend returns along with production/events; custom insights work quickly resumes

Benefit from faster revenue growth and already actioned cost initiatives

- Cost reductions already underway drive structurally higher margins
- Improving cash flow collections

RECOVERY BEGINS IN Q4

Headwinds from discretionary budget pressures and lower ad spend begin to abate in Q4

Sustainable operations resume in the new normal as key industries pick up gradually

- Some content, events and auto production restart; resume in-field panel / in-store operations; custom insights work resumes

Continued cost actions to mitigate impact and drive EBITDA / Free Cash Flow

- Accelerated cost reductions
- Reduced capital expenditures

PROLONGED RECESSION INTO 2021

Greater headwinds from continued ad recession and client pressures

Longer delays before return to sustainable operations

- Sustained ad recession and protracted client pressure; shutdowns impair service delivery

More aggressive structural and portfolio actions

- Defer / cancel certain projects
- Portfolio actions

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Q1 2020 RESULTS

Q1’19 Q1’20 Commentary Revenue Growth 0.4% 1.5% Solid growth despite COVID-19 impact on Connect Adjusted EBITDA $415 $395 190 bps of 4.8% decline driven by drag from FX Adjusted EBITDA Margin 26.6% 25.3% Continued investment in business Adjusted EPS $0.35 $0.29 Higher D&A YoY, lower taxes Free Cash Flow $(165) $(117) Up ~30% YoY First quarter results in-line with our expectations $M, except per share amounts; growth in constant currency SUMMARY FINANCIAL PERFORMANCE

$623 Audience Measurement Plan / Optimize 3.7% 2.2% vs Q1’19 2.6% $M, growth in constant currency $2,471 $546 7.3% (2.3)% vs Q1’19 0.3% $2,161 $343 40.7% Adj EBITDA Adj EBITDA Margin $63 8.8% Adj EBITDA Adj EBITDA Margin Measure Predict / Activate Q1 stronger than expected Pressure from COVID-19 in International Markets MEDIA PERFORMANCE CONNECT PERFORMANCE $615 $510 Organic vs. Q1’19 2.9% 2.2% 5.2% Organic vs. Q1’19 (2.2)% (2.3)% (2.1)%

2020 OUTLOOK

STRONG FINANCIAL POSITION AND COST SAVINGS ACTIONS

Planning actions across a range of possible macro environments

Essential services and subscription model makes for relatively stable revenue
- Significant client need for measurement and analysis in current volatile environment
- COVID-19 pandemic is accelerating shifts in consumer behavior in Media and CPG ecosystem
- Substantial portion of revenue under long-term contracts

Cost reductions underway to preserve EBITDA
- Aggressive expense reduction actions already taken
- Evaluating permanent cost actions in the balance of the year
- Positioning Nielsen for improved long-term profitability

Taking action to maximize cash flow
- Reducing capital expenditures and aggressively managing operating expenses
- Intense focus on cash collection and working capital management
- Continued focus on achieving 50% FCF conversion target over time
- Majority of separation related cash costs to occur in late 2020 / early 2021

Robust liquidity and financial profile
- Ample liquidity, with ~$360M cash and ~$700M available on $850M revolving credit facility
- Refinancing $800M October bond maturities in the coming months
- Debt covenant compliance maintained and free cash flow positive across a range of scenarios

Copyright © 2017 The Nielsen Company. Confidential and proprietary.

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Q2 COMMENTARY AND COVID-19 IMPACT

Financial challenges most pronounced in Q2

METRIC	COMMENTARY
REVENUE	• Mid-to-high single digit constant currency revenue declines, largely in non-contracted revenue ○ **Media:** Mid-single digit declines ○ **Connect**: High-single digit declines
ADJUSTED EBITDA	• Significant focus on costs, with expense actions already initiated • Q2 margins up sequentially, though down ~200 bps YoY
FREE CASH FLOW	• Q2 estimated at ~$80-90M • Focusing capex on most strategic initiatives • Managing cash collections and payments rigorously

Free Cash Flow outlook excludes separation-related costs.

Copyright © 2017 The Nielsen Company. Confidential and proprietary.

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UPDATING GUIDANCE TO REFLECT ESTIMATED IMPACT OF COVID-19

- Expecting lower revenue due to COVID-19 pressure and greater FX impact
- Managing operating expense and capital expenditures to improve profitability and cash flow

METRIC	UPDATED GUIDANCE	FY'20 GUIDANCE AS OF 2/27/20
Revenue Growth*	-4% to -1% Media: -3% to -1% Connect: -5% to -2%	+1.5% to 3.0% Media: 1% to 2% Connect: 2.5% to 4.5%
Adjusted EBITDA	$1,790 – $1,860	$1,830 – $1,910
Adj. EBITDA Margin	28.5% – 29.5%	27.7% – 28.5%
Adjusted EPS	$1.43 – $1.58	$1.67 – $1.80
Free Cash Flow	$460 – $530	$530 – $580

$M, except per share amounts; growth in constant currency

*Total revenue includes ~80 bps net positive impact of acquisitions/divestitures completed in the past 12 months, including ~70 bps net negative impact in Media and ~250 bps net positive impact in Connect.

Free Cash Flow guidance excludes $275-300M of separation-related costs; other guidance metrics also exclude the impact of these costs, as separation-related costs are not included in our adjusted EBITDA or adjusted EPS.

Updated guidance for 2020 is based on assumptions about a number of economic factors. These assumptions are subject to uncertainty, and actual results for the year could differ materially from our current guidance.

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

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Q&A

APPENDIX

CERTAIN NON-GAAP MEASURES Overview of Non-GAAP Presentations The Company uses the non-GAAP financial measures discussed below to evaluate its results of operations, financial condition, liquidity and indebtedness. The Company believes that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations, cash flows and indebtedness and that when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the Company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities, total indebtedness or any other measures of operating performance and financial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Constant Currency Presentation The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income. Organic Constant Currency Presentation The Company defines organic constant currency revenue as constant currency revenue excluding the net effect of business acquisitions and divestitures over the past twelve months. Refer to the Constant Currency Presentation section above for the definition of constant currency. The Company believes that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is defined as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. Adjusted EBITDA The Company defines Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from its consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations, including separation-related costs. The Company uses Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. Adjusted EPS The Company defines Adjusted Earnings per Share as net income attributable to Nielsen shareholders per share (diluted) from continuing operations from our consolidated statements of operations, excluding depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, impairment of goodwill and other long-lived assets, share based compensation expense, other non-operating items from our consolidated statements of operations, certain other items considered unusual or non-recurring in nature and separation-related costs, adjusted for income taxes related to these items. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of the Company’s ongoing operating performance. (continued) CERTAIN NON-GAAP MEASURES

Free Cash Flow The Company defines free cash flow as net cash provided by operating activities, less capital expenditures, net. The Company believes providing free cash flow information provides valuable supplemental liquidity information regarding the cash flow that may be available for discretionary use by the Company in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash flow does not represent residual cash flows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash flow. Key limitations of the free cash flow measure include the assumptions that the Company will be able to refinance our existing debt when it matures and meet other cash flow obligations from financing activities, such as principal payments on debt. Free cash flow is not a presentation made in accordance with GAAP. (continued) CERTAIN NON-GAAP MEASURES

Guidance Assumption Range Interest Expense, Net $370 – $380M Effective Tax Rate Q2-Q4 37% – 39% Restructuring Expense $120 – $140M Depreciation & Amortization $810 – $830M Average Diluted Shares ~358M Net Debt Leverage Ratio ~4.3x Guidance assumptions exclude $275 - 300M of separation-related costs, except with respect to the cash impact on the Net Debt Leverage Ratio and Interest Expense, Net 2020 GUIDANCE ASSUMPTIONS ($M, growth in constant currency)

Note: We report on a constant currency basis to reflect operating performance (a) Projected impact assumes rates in effect at 04/28/20 remain in effect for the balance of 2020. INTERNATIONAL CURRENCY PROFILE – REVENUE PROJECTED FX IMPACT(a): REPORTED VS CONSTANT CURRENCY USD represents 60% of total revenue and is not illustrated *Other includes 26 countries for which revenue for that country is less than 2% of consolidated revenues FOREIGN CURRENCY IMPACT

Q1’20 ADJUSTED EBITDA RECONCILIATION Quarter Ended March 31 2020 2019 Net income/(loss) attributable to Nielsen shareholders $ (18) $ 43 Interest expense, net 93 97 Provision/(benefit) for income taxes 11 32 Depreciation and amortization 214 179 EBITDA 300 351 Other non-operating expense, net 12 2 Restructuring charges 11 35 Share-based compensation expense 16 15 Other items(a) 21 12 Separation-related costs 35 - Adjusted EBITDA $ 395 $ 415 For the three months ended March 31, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three months ended March 31, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. ($ in millions) (unaudited)

Quarter Ended March 31, 2019 Media Connect HQ Total Operating Income $214 (2) (38) $174 Depreciation and Amortization $123 55 1 $179 Restructuring Charges $7 22 6 $35 Share-Based Compensation Expense $4 4 8 $15 Other Items (a) $ ー ー 12 $12 Adjusted EBITDA $347 79 (11) $415 For the three months ended March 31, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three months ended March 31, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Quarter Ended March 31, 2020 Media Connect HQ Total Operating Income $191 (15) (78) $98 Depreciation and Amortization $147 65 2 $214 Restructuring Charges $1 8 2 $11 Share-Based Compensation Expense $4 5 7 $16 Other Items (a) $ ー ー 21 $21 Separation-related costs $ ー ー 35 $35 Adjusted EBITDA $343 63 (11) $395 Q1’20 ADJUSTED EBITDA RECONCILIATION ($ in millions) (unaudited)

2020 Reported 2019 Reported % V 2020 vs. 2019 Reported 2019 Constant Currency % V 2020 vs. 2019 Constant Currency 2020 Organic 2019 Organic Constant Currency % V 2020 vs. 2019 Organic Constant Currency Audience Measurement $615 $605 1.7% $602 2.2% $615 $602 2.2% Plan / Optimize 227 221 2.7% 219 3.7% 224 213 5.2% Media $842 $826 1.9% $821 2.6% $839 $815 2.9% Measure $510 $539 (5.4)% $522 (2.3)% $510 $522 (2.3)% Predict / Activate 207 198 4.5% 193 7.3% 187 191 (2.1)% Connect $717 $737 (2.7)% $715 0.3% $697 $713 (2.2)% Total $1,559 $1,563 0.3% $1,536 1.5% $1,536 $1,528 0.5% QUARTER ENDED MARCH 31st Q1’20 REVENUE RECONCILIATION ($ in millions) (unaudited)

Quarter ended March 31 2020 2019 Net income/(loss) attributable to Nielsen shareholders per share of common stock, diluted $(0.05) $0.12 Depreciation and amortization associated with acquisition- related tangible and intangible assets 0.14 0.15 Restructuring 0.03 0.10 Share-based compensation 0.04 0.04 Other non-operating (income)/expense, net 0.02 (0.01) Other items(a) 0.06 0.03 Separation-related costs 0.10 - Tax effect of above items (0.10) (0.09) Discrete tax benefit/(provision) 0.04 - Adjusted earnings per share $0.29 $0.35 For the three months ended March 31, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three months ended March 31, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Q1’20 ADJUSTED EPS– NON-GAAP MEASURES ($ in millions) (unaudited)

  Quarter Ended March 31 2020 2019 Net cash provided by operating activities $(5) $(43) Less: Capital expenditures, net (112) (122) Free cash flow (a) $(117) $(165) Includes an insignificant amount of cash payments for separation-related costs. 2020 FREE CASH FLOW RECONCILIATION ($ in millions) (unaudited)

2020 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

ADJUSTED EBITDA RECONCILIATION	2020 Guidance Range
Net income/(loss)	**$(50) - $(10)**
Interest expense, net	~375
Provision/(benefit) for income taxes	~160
Depreciation and amortization	~820
Restructuring charges	~130
Share-based compensation and other[a]	~135
Separation-related costs	~235
Adjusted EBITDA	**$1,790 - $1,860**

FREE CASH FLOW[b]	
Net cash provided by operating activities	$980 – $1,050
Less: Capital expenditures, net	~ $(520)
Free cash flow	$460 – $530

NET DEBT LEVERAGE RATIO	
Gross Debt	~$8,260
Cash	~$ 400
Net Debt	~$ 7,860
Adjusted EBITDA	$1,790 - $1,860
Net Debt Leverage Ratio	~4.3x

(a) Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.

(b) Free Cash Flow projections exclude $275-300M in separation related costs.

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($ in millions) 2019 Constant Currency % V Constant Currency 2020 Guidance Total $6,350 -4% to -1% ~$6,200 REVENUE RECONCILIATION ADJUSTED EARNINGS PER SHARE RECONCILIATION 2020 Guidance Range Net income/(loss) attributable to Nielsen Shareholders $(65) – $(20) Depreciation and amortization associated with acquisition-related tangible and intangible assets ~200 Restructuring charges ~130 Share-based compensation expense and Other ~135 Separation-related costs ~235 Tax effect of above items ~(120) Adjusted Earnings $510 - $565 Adjusted earnings per share $1.43 - $1.58 2020 GUIDANCE NON-GAAP RECONCILIATIONS

DEBT CAPITAL TABLE 12/31/19 3/31/20 Change Loan Debt (secured) $3,952 $4,064 $112 4.50% Sr. Notes (10/1/20) 799 799 - 5.50% Sr. Notes (10/1/21) 622 623 1 5.00% Sr. Notes (4/15/22) 2,293 2,294 1 5.00% Sr. Notes (2/1/25) 497 497 - Finance lease/misc. debt 146 136 (10) Total Debt $8,309 $8,413 $104 Less Cash 454 359 (95) Net Debt $7,855 $8,054 $199 Adjusted EBITDA(a) $1,853 $1,833 ($20) Net Debt Leverage Ratio(b) 4.24x 4.39x 0.15x Weighted avg. interest rate(c) 4.40% 4.09% (31bps) DEBT CAPITAL TABLE ($ in millions) Adjusted EBITDA calculated based on last twelve months basis by adding reported amounts for each of the quarters contained therein. Reflects Net Debt (gross debt minus cash), divided by Adjusted EBITDA calculated on last twelve months basis. Excludes finance leases.

2020 SELECTED FINANCIAL METRICS & BALANCE SHEET ITEMS ($ in millions) (unaudited) FINANCIAL METRICS Q1’20 Free Cash Flow ($117) Capital Expenditures, net ($112) D&A(a) $214 Net Book Interest $93 Cash Taxes $52 Cash Restructuring $17 Wtd. avg. diluted shares 356.4 BALANCE SHEET – 3/31/20 Gross Debt $8,413 Cash $359 Net Debt $8,054 Net Debt Leverage Ratio(b) 4.39x CURRENT DEBT MATURITY PROFILE – 3/31/20(a) Excludes revolver ($135) and finance leases ($136). Depreciation and amortization expense was $214 million for the three months ended March 31, 2020 as compared to $179 million for the three months ended March 31, 2019. This increase was primarily due to higher depreciation and amortization expense associated with higher capital expenditures, partially offset by lower depreciation and amortization expense associated with tangible and intangible assets acquired in business combinations. Reflects Net Debt (gross debt minus cash and cash equivalents), divided by Adjusted EBITDA calculated on last twelve months basis by adding reported amounts for each of the quarters contained therein.

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